ENVIRONMENTAL RECLAMATION PROVISION	12 Months Ended
Dec. 31, 2020
Environmental Reclamation Provision
ENVIRONMENTAL RECLAMATION PROVISION

The Company has an obligation to undertake decommissioning, restoration, rehabilitation and environmental work when environmental disturbance is caused by the exploration and development of a mineral property. As at December 31, 2020, the Company estimates that the fair value of the environmental reclamation provision for the Pickle Crow Gold Project, in Ontario, is $3,383,000 (December 31, 2019 - $2,355,000). The liability was estimated based on management’s interpretation of current regulatory requirements and is recognized at the present value of such costs. The amount is recorded in the “Assaying, field supplies, and environmental” category in Mineral Properties per Note 8. The undiscounted balance of the estimated cash flows is $3,190,000 in 2020 dollars. The recorded amount has been measured using a risk-free discount rate of between 0.20% and 0.60% based on Canadian government bonds with associated maturities which match the estimated cash outflows and using an inflation rate of 2% per year. The cash outflows in respect of the provision are estimated to occur over the next eleven years.

	December 31, 2020	December 31, 2019
Balance, beginning of year	$2,355	$-
Additions to present value of environmental reclamation provision	1,200	2,355
Reclamation costs incurred	(200)	-
Interest or accretion expense	28	-
Balance, end of year	$3,383	$2,355

Statements of Financial Position Presentation	December 31, 2020	December 31, 2019
Current portion of environmental reclamation provision	$250	$716
Non-current environmental reclamation provision	3,133	1,639
Total	$3,383	$2,355